UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 10, 2017

Date of Report (date of earliest event reported)

MICRON TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 South Federal Way

Boise, Idaho  83716-9632

(Address of principal executive offices)

(208) 368-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

In its Quarterly Reports on Form 10-Q for the first, second, and third quarters of fiscal 2017 (“Recent Quarterly Reports”), the Company revised the measure of segment profitability reviewed by its chief operating decision maker and, as a result, certain items are no longer allocated to its business segments. The Company is filing this current report on Form 8-K (“Current Report”) to provide revised segment reporting financial information with respect to the historical financial information included in its Annual Report on Form 10-K for the year ended September 1, 2016 (the “Annual Report”) in order to make such historical financial information consistent with the segment presentation set forth in the Company’s Recent Quarterly Reports and consistent with how the Company expects to present segment information in its future filings. This Current Report does not reflect events occurring after the October 28, 2016 filing date of the Annual Report and does not modify or update the disclosures therein except to update the new measure of segment profitability and to add a subsequent events footnote to Item 8. Financial Statements and Supplementary Data, presented in Exhibit 99.2, for significant events that occurred during the interim time between the filing dates of the Annual Report and this Current Report. Accordingly, the Company is presenting this revised measure of segment profitability of the Annual Report as follows:

•	Exhibit 99.1 —	Revised Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
•	Exhibit 99.2 —	Revised Item 8. Financial Statements and Supplementary Data
•	Exhibit 99.3 —	Item 15(a)(2). Financial Statement Schedules I and II

Investors are encouraged to check the documents the Company files from time to time with the Securities and Exchange Commission for information related to the Company’s business and results of operations subsequent to the date of the Annual Report.

The Company is also providing certain information regarding its business on Exhibit 99.4 to this report.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

The following exhibits are attached herewith:

Exhibit	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Revised Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.2	Revised Item 8. Financial Statements and Supplementary Data as of September 1, 2016 and September 3, 2015 and for the fiscal years ended September 1, 2016, September 3, 2015, and August 28, 2014
99.3	Item 15(a)(2). Financial Statement Schedules I and II
99.4	Company Information
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

INDEX TO EXHIBITS FILED WITH

THE CURRENT REPORT ON FORM 8-K

Exhibit	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Revised Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.2	Revised Item 8. Financial Statements and Supplementary Data as of September 1, 2016 and September 3, 2015 and for the fiscal years ended September 1, 2016, September 3, 2015, and August 28, 2014
99.3	Item 15(a)(2). Financial Statement Schedules I and II
99.4	Company Information
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date: October 10, 2017	By:	/s/ Ernest E. Maddock
	Name:	Ernest E. Maddock
	Title:	Senior Vice President and Chief Financial Officer